                                                                     EXHIBIT 1.1

                          PCS DEVELOPMENT CORPORATION

                          _______ UNITS CONSISTING OF
                $_______ ___% SENIOR DISCOUNT NOTES DUE 2006 AND
          WARRANTS TO PURCHASE _______ SHARES OF CLASS B COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                                   July __, 1996

LEHMAN BROTHERS INC.
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
CHASE SECURITIES INC.
TORONTO DOMINION SECURITIES (USA) INC.,
As Representatives of the several
  Underwriters named in Schedule 1,
c/o Lehman Brothers Inc.
3 World Financial Center
New York, New York 10285

Dear Sirs:

                 PCS Development Corporation, a Delaware corporation (the "Company"), proposes to issue and sell ________ Units consisting of $________ aggregate principal amount of ___% Senior Discount Notes due 2006 (the "Notes") and Warrants (the "Warrants") to purchase ________ shares (the "Warrant Shares") of Class B Common Stock, par value $1.00, of the Company (the "Class B Common Stock," and together with the Class A Common Stock, the "Common Stock") (the Units, Notes and Warrants are referred to collectively as the "Securities"). The Units are to be issued pursuant to a Unit Agreement, dated as of _________, 1996 (the "Unit Agreement"), to be entered into between the Company and United States Trust Company of New York, as unit agent (the "Unit Agent"), the form of which has been filed as an exhibit to the Registration Statement (as defined below). The Notes are to be issued pursuant to an Indenture dated as of ________, 1996 (the "Indenture") to be entered into between the Company and United States Trust Company of New York, as trustee (the "Trustee"), the form of which has been filed as an exhibit to the Registration Statement. The Warrants are to be issued pursuant to a Warrant Agreement (the "Warrant Agreement"), dated as of ________, 1996, to be entered into between the Company and United States Trust Company of New York, as warrant agent (the "Warrant Agent"), the form of which has been filed as an exhibit to the Registration Statement and the holders thereof will be entitled to the benefits of the Class B Common Stock and Warrant Registration Rights Agreement (the "Registration Rights Agreement"), dated as of _______, 1996, to be entered into between the Company and the Underwriters. This is to confirm the agreement concerning the purchase of the Securities from the Company by the Underwriters named in Schedule I hereto (the "Underwriters").

                 1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

                          (a)  A registration statement on Form S-1
                 (Registration No. 333-2162), and one or more amendments thereto, with respect to the Securities have (i) been prepared by the Company in conformity in all material respects with the requirements of the Securities Act of 1933 (the "Securities Act") and the rules and regulations (the "Rule and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder in effect as of the applicable filing date as to such registration statement or amendment and (ii) been filed with the Commission under the Securities Act; no other document with respect to such registration statement has heretofore been filed with the Commission; and an amendment to such registration statement, including a final prospectus as part thereof, is now proposed to be filed with the Commission. Copies of such registration statement, the amendments thereto and the form of such final prospectus have been delivered by the Company to you as the representatives (the "Representatives") of the Underwriters.
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                 As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement is declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it becomes effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement as amended at the Effective Time; and "Prospectus" means such final prospectus, with any changes thereto made by the Company with the consent of the Representatives.

                          (b) The Registration Statement and the Prospectus and any further amendments or supplements thereto will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations as in effect as of the Effective Time and do not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in case of the Prospectus, in the light of the circumstances under which they were made) not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein; and the Indenture conforms in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the applicable rules and regulations thereunder.

                          (c) The Company and each of its subsidiaries (as defined in Section 15) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged as described in the Registration Statement and the Prospectus, except where the failure to be so qualified, or failure to have such power and authority, does not have a material adverse effect on the condition of the business, properties, financial position or results of operations of the Company and its subsidiaries taken as a whole.

                          (d) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and (except for directors' qualifying shares and liens described in the Prospectus) are owned directly or indirectly by the Company, free and clear of all perfected liens, encumbrances, equities or claims.

                          (e) All of the Warrant Shares issuable upon exercise of the Warrants have been duly and validly authorized and reserved for issuance upon such exercise and, when issued and delivered upon exercise of the Warrants in accordance with the terms of the Warrant Agreement, will be duly and validly issued, fully paid and non-assessable and free of any preemptive or similar rights and will be entitled to the benefits of the Warrant Agreement; and the Securities and Warrant Shares issuable upon exercise of the Warrants will conform to the description of the Units, Notes, Warrants and Class B Common Stock contained in the Prospectus. The Company has a sufficient number of authorized but unissued shares of Class B Common Stock to enable the Company to issue, without further stockholder action, the Warrant Shares.

                          (f) The execution, delivery and performance of this Agreement, the Unit Agreement, the Indenture, the Warrant Agreement, the Registration Rights Agreement and the Securities by the

                 Company and the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Warrant Shares issuable upon exercise of the Warrants, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body (including, without limitation, the Communications Act of 1934, as amended, and the rules and regulations of the FCC thereunder (collectively, the "Communications Act") and any order or decision of the Federal Communications Commission (the "FCC") having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except where such breach, default or violation would not have a material adverse effect on the business, prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole; and except for the registration of the Securities and the Warrant Shares issuable upon exercise of the Warrants under the Securities Act, the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body (including, without limitation, the FCC) or any other person is required for the execution, delivery and performance of this Agreement, the Unit Agreement, the Indenture, the Warrant Agreement, the Registration Rights Agreement or the Securities by the Company and the consummation of the transactions contemplated hereby and thereby, and the issuance of the Warrant Shares upon exercise of the Warrants.

                          (g) The Unit Agreement, the Indenture, the Warrant Agreement and the Registration Rights Agreement have been duly authorized, and when duly executed by the proper officers of the Company (assuming due execution and delivery by the Unit Agent, Trustee and Warrant Agent) and delivered by the Company, will constitute valid and binding agreements of the Company enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing; and the Units, Notes and Warrants have been duly authorized, and when duly executed, authenticated, issued and delivered as provided in the Unit Agreement, the Indenture and the Warrant Agreement, will be duly and validly issued and outstanding and will constitute valid and binding obligations of the Company entitled to the benefits of the Unit Agreement, the Indenture and the Warrant Agreement and enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing; the Warrants are exercisable into Warrant Shares in accordance with the terms of the Warrant Agreement; and the Unit Agreement, the Indenture, the Warrant Agreement and the Registration Rights Agreement and the Units, Notes, Warrants and Warrant Shares will conform to the descriptions thereof contained in the Prospectus.

                          (h) Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

                          (i) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus.

                          (j) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included in the Prospectus present fairly in all material respects the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as disclosed therein.

                          (k) Deloitte & Touche, L.L.P., who have certified certain financial statements of the Company and whose report appears in the Prospectus and who have delivered the initial letter referred to in Section 7(f) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations. The consolidated historical financial statements of the Company, together with related schedules and notes, set forth in the Prospectus and the Registration Statement comply as to form in all material respects with the requirements of the Securities Act. Such historical financial statements fairly present the consolidated financial position of the Company and its subsidiaries at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated, in accordance with generally accepted accounting principles consistently applied throughout such periods. The other financial and statistical information and data included in the Prospectus and in the Registration Statement are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

                          (l) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and all real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, taken as a whole; and all other material leases to which the Company or any of its subsidiaries is a party, including, without limitation, leases for transmitter sites, as described in the Prospectus, are valid and binding and no default on the part of the Company or its subsidiaries, or to the knowledge of the Company, any other party thereto, has occurred or is continuing thereunder.

                          (m) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

                          (n) The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, the rights of others in respect thereof.

                          (o) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                          (p) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement.

                          (q) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described.

                          (r) No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent which might reasonably be expected to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries.

                          (s) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); and no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) of the Company, and the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"), except where such liability would not have a material adverse effect on the Company and the subsidiaries, taken as a whole; and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                          (t) The Company has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof (or obtained extensions thereof) and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might have) a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole.

                          (u) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not
                 (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business or would not be material to the Company and its subsidiaries, taken as a whole, (iii) entered into any transaction not in the ordinary course of business that would be material to the Company and its subsidiaries, taken as a whole, or (iv) declared or paid any dividend on its capital stock.

                          (v) The Company (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's general or specific authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                          (w)  Neither the Company nor any of its subsidiaries
                 (i) is in violation of its charter or by-laws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject and which is material to the Company and its subsidiaries, taken as a whole, or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject except where such violation would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business and which is material to the Company and its subsidiaries, taken as a whole.

                          (x) Neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                          (y) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a material adverse effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a material adverse effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and the terms "hazardous wastes", "toxic wastes", "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state and federal laws or regulations with respect to environmental protection.

                          (z) Neither the Company nor any subsidiary is an "investment company" within the meaning of such term under the United States Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

                 2. Purchase of the Securities by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company hereby agrees to issue and sell to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, at a purchase price of $________ per Unit, the respective number of Units set forth opposite that Underwriter's name in Schedule 1 hereto.

                 The Company shall not be obligated to deliver any of the Securities to be delivered on the Delivery Date (as hereinafter defined), except upon payment for all the Securities to be purchased on the Delivery Date as hereinafter provided.

                 3.  Offering of Securities by the Underwriters.

                 Upon authorization by the Representatives of the release of the Securities, the several Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in the Prospectus.

                 4. Delivery of and Payment for the Securities. Delivery of and payment for the Securities shall be made at the office of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, at 10:00 A.M., New York City time, on the third full business day following the Effective Date or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "Delivery Date." On the Delivery Date, the Company shall deliver or cause to be delivered certificates representing the Securities to the Representatives for the account of each Underwriter against payment to or upon the order of the Company of the purchase price in same day funds by wire transfer to the account of PCS Development Corporation at a bank acceptable to Lehman Brothers Inc. or by official Federal Reserve Bank check or checks. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Securities shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Securities, the Company shall make the certificates representing the Securities available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Delivery Date.

                 5.  Further Agreements of the Company.  The Company agrees:

                          (a) To make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when the Registration Statement, or any amendment thereto, has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                          (b)  To furnish promptly to each of the
                 Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

                          (c) To deliver promptly to the Representatives in New York City such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement, the Unit Agreement, the Indenture and the Warrant Agreement, the computation of ratio of earnings to fixed charges, and the computation of per share earnings) and (ii) each Preliminary Prospectus, the Prospectus (not later than 10:00 a.m. New York City time, of the day following the execution and delivery of this Agreement) and any amended or supplemented Prospectus (not later than 10:00 a.m. New York City time, of the day following the date of such amendment or supplement); and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the Effective Time of the Registration Statement in connection with the offering or sale of the Securities (or any other securities relating thereto) and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon their request, to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the Effective Time of the Registration Statement, upon the request of the Representatives but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as the Representatives may from time to time request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act;

                          (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

                          (e) Prior to filing with the Commission any (i) Preliminary Prospectus, (ii) amendment to the Registration Statement or supplement to the Prospectus or (iii) Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing (which consent shall not be unreasonably withheld);

                          (f) As soon as practicable after the Effective Date of the Registration Statement to make generally available to the Company's security holders and to deliver to the Representatives an earning statement of the Company and its subsidiaries (which need not be audited) complying with
                 Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule
                 158);

                          (g) For a period of five years following the Effective Date of the Registration Statement to furnish to the Representatives copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which its Common Stock may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

                          (h) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Securities and the Warrant Shares issuable upon exercise of the Warrants for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject;

                          (i) For a period of 90 days from the date of the Prospectus, not to, directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition or purchase by any person at any time in the future of), any debt securities or shares of Common Stock (other than the Securities, the Warrant Shares and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any debt securities or shares of Common Stock (other than the grant of options pursuant to option plans existing on the date hereof), without the prior written consent of Lehman Brothers Inc.;

                          (j) Prior to filing with the Commission any reports on Form SR pursuant to Rule 463 of the Rules and Regulations, to furnish a copy thereof to the counsel for the Underwriters and receive and consider its comments thereon, and to deliver promptly to the Representatives a signed copy of each report on Form SR filed by it with the Commission;

                          (k) To apply the net proceeds from the sale of the Securities being sold by the Company as set forth in the Prospectus; and

                          (l) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary thereof shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

                 6. Expenses. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of reproducing and printing this Agreement and any other underwriting and selling group documents; (e) the costs of distributing the terms of agreement relating to the organization of the underwriting syndicate and the selling group to the members thereof by mail, facsimile, telex or other means of communication; (f) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Securities; (g) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 5(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related reasonable fees and expenses of counsel to the Underwriters); (h) any fees charged by securities rating services selected or approved by the Company for rating the Securities; (i) all fees and expenses of an independent underwriter; (j) all fees and expenses of the Unit Agent, the Trustee and the Warrant Agent; and (k) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement, the Unit Agreement, the Indenture and the Warrant Agreement; provided that, except as provided in this
Section 6 and in Section 11, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Securities which they may sell and the expenses of advertising any offering of the Securities made by the Underwriters.

                 7. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on the Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its respective obligations hereunder, and to each of the following additional terms and conditions:

                          (a) The Registration Statement shall have become effective and the Indenture shall have been qualified under the Trust Indenture Act, and the Representatives shall have received notice thereof, not later than the first full business day next following the date of this Agreement or such later date as shall be consented to in writing by the Representatives; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

                          (b) No Underwriter shall have discovered and disclosed to the Company on or prior to the Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Simpson Thacher & Bartlett, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Unit Agreement, the Indenture, the Warrant Agreement, the Securities, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby, shall be satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                          (d) Nelson Mullins Riley & Scarborough, L.L.P. shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Representatives subject to customary qualifications and assumptions, to the effect that:

                                 (i) The Company and each of its subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification (other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company or the Company and its subsidiaries taken as a whole), and have full corporate power and corporate authority to own, lease and operate their respective properties and to conduct their respective businesses as described in the Prospectus;

                                (ii)  The Company has an authorized
                          capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; all of the Warrant Shares have been duly and validly authorized and reserved for issuance upon exercise of the Warrants, and, when issued and delivered in accordance with the terms of the Warrant Agreement, will be duly and validly issued, fully paid and non-assessable; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and (except for directors' qualifying shares and liens disclosed in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                               (iii) Except as set forth in the Prospectus, there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Common Stock (including the Warrant Shares) pursuant to the Company's charter or by-laws, or to any agreement or other instrument of the Company known to such counsel;

                                (iv) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending against the Company or any of its subsidiaries, or to which any of their respective properties or assets is subject, which, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations or business of the Company and its subsidiaries, taken as a whole, and that are required to be described in the Prospectus and are not described as required; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                                 (v)  The Registration Statement was declared
                          effective under the Securities Act and the Indenture was qualified under the Trust Indenture Act as of the date and time specified in such opinion and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the best knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                                (vi)  The Registration Statement, as of the
                          Effective Date, and the Prospectus, as of its date, and any further amendments or supplements thereto, as of their respective dates, made by the Company prior to the Delivery Date (other than the financial statements and related schedules and other financial data included therein or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; and the Indenture conforms in all material respects to the requirements of the Trust Indenture Act and the applicable rules and regulations thereunder;

                               (vii)  The statements contained in the
                          Prospectus under the caption "Certain Federal Income Tax Considerations," insofar as they describe federal statutes, rules and regulations, constitute a fair summary thereof; the statements made in the Prospectus under the captions "Description of Capital Stock", "Description of the Units", "Description of the Notes" and "Description of the Warrants", insofar as they purport to constitute summaries of the terms of the Company's securities, constitute accurate summaries in all material respects;

                              (viii) To the best of such counsel's knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement;

                                 (ix) This Agreement has been duly authorized,
                          executed and delivered by the Company;

                                 (x)  The Company has full legal right, power
                          and authority to execute and deliver this Agreement, the Unit Agreement, the Indenture, the Warrant Agreement, the Registration Rights Agreement and the Securities and to perform its obligations hereunder and thereunder; and all corporate action required to be taken on the part of the Company for the due and proper authorization, execution and delivery of this Agreement, the Unit Agreement, the Indenture, the Warrant Agreement, the Registration Rights Agreement and the Securities and the consummation of the transactions contemplated by this Agreement, the Unit Agreement, the Indenture, the Warrant Agreement and the Registration Rights Agreement have been duly and validly taken;

                                (xi)  The Indenture, the Unit Agreement, the
                          Warrant Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by the Company and constitute valid and binding agreements of the Company enforceable against the Company in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing; the Securities are in the form contemplated by the Unit Agreement, the Indenture, the Registration Rights Agreement and the Warrant Agreement and have been duly authorized and executed by the Company and, upon the due authentication and delivery thereof by the Unit Agent pursuant to the Unit Agreement, the Trustee pursuant to the Indenture and the Warrant Agent pursuant to the Warrant Agreement, will be duly and validly issued and outstanding and will constitute valid and binding obligations of the Company entitled to the benefits of the Unit Agreement, the Indenture and the Warrant Agreement, respectively, and enforceable in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing; and the Unit Agreement, the Indenture, the Warrant Agreement, the Registration Rights Agreement and the Securities conform to the descriptions thereof contained in the Prospectus;

                               (xii) The issue and sale of the Securities by the Company and the compliance by the Company with all of the provisions of this Agreement, the Unit Agreement, the Indenture and Warrant Agreement and the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Warrant Shares issuable upon exercise of the Warrants, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject and which are material to the Company or its subsidiaries, taken as a whole, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any material statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets and which violation would have a material adverse effect on the Company or its subsidiaries, taken as a whole; and, except for the registration of the Securities and the Warrant Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Unit Agreement, the Indenture, the Warrant Agreement, the Registration Rights Agreement or the Securities by the Company, the consummation of the transactions contemplated hereby and thereby and the issuance of the Warrant Shares upon exercise of the Warrants;

                              (xiii) To the best of such counsel's knowledge, except as set forth in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act; and

                               (xiv) The Indenture complies as to form in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission thereunder.

                 In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the states of North Carolina, South Carolina and Georgia and the General Corporation Law of the State of Delaware; and (ii) may exclude (to the extent such counsel deems proper and specifies in its opinion) matters involving the application of federal communications law. Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated the Delivery Date, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel has acted as counsel to the Company on a regular basis, has acted as counsel to the Company in connection with previous financing transactions and has acted as counsel to the Company in connection with the preparation of the Registration Statement, and (y) in such capacity, such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and representatives of the Underwriters and their counsel, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (other than statements made in the Prospectus under the captions "Description of Capital Stock," "Description of the Units," "Description of the Notes," "Description of the Warrants" and "Certain Federal Income Tax Considerations," in each case insofar as such statements relate to the Securities and concern legal matters) and has not made any independent check or verification thereof, during the course of that participation, no facts came to such counsel's attention that caused such counsel to believe that the Registration Statement as of the Effective Date contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements, schedules or other financial data included in the Registration Statement or the Prospectus.

                          (e) Lukas, McGowan, Nance & Gutierrez shall have furnished to the Representatives its written opinion, as special communications counsel to the Company, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that with respect to matters arising under the Communications Act:

                                      (i)  No approval of the FCC is required
                          in connection with the issuance and sale of the Securities to the Underwriters or for the issuance of the Warrant Shares upon exercise of the Warrants;

                                      (ii)  The Company and its subsidiaries
                          have all such licenses and authorizations as are necessary under the Communications Act to conduct the business described in the Prospectus, and such licenses and authorizations conform to the descriptions thereof in the Prospectus;

                                      (iii)  The execution, delivery and
                          performance of this Agreement, the Unit Agreement, the Indenture, the Warrant Agreement and the Securities by the Company and compliance by the Company with the provisions of this Agreement, the Unit Agreement, the Indenture, the Warrant Agreement and the Securities do not and will not violate the Communications Act or any order or decision of the FCC, and to the best knowledge of such counsel, no order, judgement or decree of any court or government body of the United States relating to the Communications Act would be violated by the execution, delivery and performance of such Agreements or instruments by the Company and compliance by the Company with the provisions of such Agreements or instruments;

                                      (iv)  To the best knowledge of such
                          counsel, no proceedings before the FCC against or involving the properties, systems, licenses or authorizations of the Company or its subsidiaries, or any provision of the Communications Act relevant to such properties, systems, licenses or authorizations, which is not described in the Registration Statement is required to be so described;

                                      (v)  The Company is in compliance with
                          all FCC rules and regulations qualifying it as a Designated Entity (as both a "Small Business" and as a "Business Owned by Members of Minority Groups and/or Women") under the Communications Act, and, to the best knowledge of such counsel, (x) no condition exists or event is likely to occur that might affect such Designated Entity status that is not adequately described in the Prospectus, and (y) the issuance of the Securities and the Warrant Shares upon exercise of the Warrants will not affect such Designated Entity status or any benefits accruing therefrom;

                                      (vi)  The statements contained in the
                          Prospectus under the captions "Business -
                          Regulation," "Description of FCC Auction Benefits" and "Description of Other Indebtedness - FCC Obligation," and the related statements contained under the caption "Risk Factors" (insofar as they describe federal and state statues, rules and regulations and the application and consequences thereof to the Company), constitute a fair and accurate summary thereof; and

                                      (vii)  With respect to the statements
                          described in clause (vi) above only, such counsel has no reason to believe that the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make such statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                          (f) With respect to the letter of Deloitte & Touche, LLP delivered to the Representatives concurrently with the execution of this Agreement (as used in this paragraph, the "initial letter"), the Company shall have furnished to the Representatives a letter (as used in this paragraph, the "bring-down letter") of such accountants, addressed to the Underwriters and dated the Delivery Date, (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter delivered and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

                          (g)  The Company shall have furnished to the
                 Representatives a certificate, dated the Delivery Date, of its Chief Executive Officer or its President, and its chief financial officer, stating that:

                               (i)    The representations, warranties and
                          agreements of the Company in Section 1 are true and correct as of the Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 7(a) and 7(h) have been fulfilled; and

                                (ii)  They have carefully examined the
                          Registration Statement and the Prospectus and, in their opinion, (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

                          (h)  (i)  Neither the Company nor any of its
                 subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock or material increase in the long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

                          (i) Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any of the Company's other debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Securities or any of the Company's other debt securities or preferred stock.

                          (j) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following:
                 (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or the over-the-counter market, or trading in any securities of the Company on any national securities exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, inadvisable or impractical to proceed with the public offering or delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

                 All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel for the Underwriters.

                 8.       Indemnification and Contribution.

                 (a) The Company and its subsidiaries shall, jointly and severally, indemnify and hold harmless each Underwriter (including Lehman Brothers Inc. in its role as "qualified independent underwriter" pursuant to the rules of the National Association of Securities Dealers, Inc.), its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Securities), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Securities, and the Warrant Shares issuable upon exercise of the Warrants, under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"); (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any act or failure to act, or any alleged act or failure to act, by any Underwriter in connection with, or relating in any manner to, the Securities, the Warrant Shares issuable upon exercise of the Warrants or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company and its subsidiaries shall not be liable in the case of any matter covered by this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by such Underwriter through its gross negligence or wilful misconduct), and shall reimburse each Underwriter and each such officer, employee and controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and its subsidiaries shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement, or in any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein and described in Section 8(e); and provided further that as to any Preliminary Prospectus this indemnity agreement shall not inure to the benefit of any Underwriter, its officers or employees or any person controlling that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Securities to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with Section 5(c). The foregoing indemnity agreement is in addition to any liability which the Company or its subsidiaries may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

                 (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers and its employees, each of its directors (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein and described in Section 8(e), and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer or controlling person.

                 (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this
Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel in order to avail the indemnified party of such defenses or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the Representatives, if the indemnified parties under this Section 8 consist of any Underwriter or any of their respective officers, employees or controlling persons, or by the Company, if the indemnified parties under this Section consist of the Company or any of the Company's directors, officers, employees or controlling persons. Each indemnified party, as a condition of the indemnity agreements contained in Sections 8(a) and 8(b), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment.

                 (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a), 8(b) or 8(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and its subsidiaries on the one hand and the

Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and its subsidiaries on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and its subsidiaries on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company and its subsidiaries on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Securities purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Securities under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, its subsidiaries or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of the preceding two sentences, the net proceeds deemed to be received by the Company shall be deemed to be also for the benefit of its subsidiaries and information supplied by the Company shall also be deemed to have been supplied by its subsidiaries. The Company, its subsidiaries and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this
Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

                 (e) The Underwriters severally confirm that the statements with respect to the public offering of the Securities set forth on the cover page of, and under the caption "Underwriting" in, the Prospectus are correct and constitute the only information furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

                 9.       Defaulting Underwriters.

                 If, on the Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Securities which the defaulting Underwriter agreed but failed to purchase on the Delivery Date in the respective proportions which the number of Units set opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of Units set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Securities on the Delivery Date if the total number of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of Securities to be purchased on the Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Securities which it agreed to purchase on the Delivery Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Securities to be purchased on the Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the shares which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses of any non-defaulting Underwriter to the extent set forth in Sections 6 and 11. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this Section 9, purchases Securities which a defaulting Underwriter agreed but failed to purchase.

                 Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Securities of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

                 10.      Effective Date and Termination.

                 (a) This Agreement shall become effective at 11:00 A.M., New York City time, on the first full business day following the Effective Date, or at such earlier time after the Registration Statement becomes effective as the Representatives shall release the Securities for initial public offering. The Representatives shall notify the Company immediately after they have taken any action which causes this Agreement to become effective. Until this Agreement is effective, it may be terminated by the Company by notice to the Representatives or by the Representatives by notice to the Company. For purposes of this Agreement, the release of the initial public offering of the Securities shall be deemed to have been made when the Representatives release, by telegram or otherwise, firm offers of the Securities to securities dealers or release for publication a newspaper advertisement relating to the Securities, whichever occurs first.

                 (b) The obligations of the Underwriters hereunder may be terminated by the Representatives, by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Sections 7(h) , 7(i) or 7(j) shall have occurred or if the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement.

                 11. Reimbursement of Underwriters' Expenses. If (a) notice shall have been given pursuant to Section 10(a) preventing this Agreement from becoming effective, (b) the Company shall fail to tender the Securities for delivery to the Underwriters for any reason permitted under this Agreement or (c) the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement (including the termination of this Agreement pursuant to Section 10(b)), the Company shall reimburse the Underwriters for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Securities, and upon demand the Company shall pay the full amount thereof to the Representatives.
If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

                 12. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

                          (a) if to the Underwriters, shall be delivered or
                 sent by mail, telex or facsimile transmission to Lehman Brothers Inc., 3 World Financial Center New York, New York 10285, Attention: Syndicate Department; (Fax: 212-528-8822);

                          (b) if to the Company, shall be delivered or sent by
                 mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention:
                 Mark Moore; (Fax: 803-235-0841);

provided, however, that any notice to an Underwriter pursuant to Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc. on behalf of the Representatives.

                 13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and its subsidiaries and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and its subsidiaries contained in this Agreement shall also be deemed to be for the benefit of the officers and employees of each Underwriter and the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement, employees and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. The term "successor" as used in this Agreement shall be deemed to include a purchaser from any Underwriter of any of the Securities in his status as a purchaser.

                 14. Survival. The respective indemnities, representations, warranties and agreements of the Company, its subsidiaries and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

                 15. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

                 16. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                 17. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one or more counterparts, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

                 18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                 If the foregoing correctly sets forth the agreement between the Company and its subsidiaries and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                            Very truly yours,

                                            PCS DEVELOPMENT CORPORATION

                                            By
                                               ---------------------------------
                                               Title:



Accepted:

LEHMAN BROTHERS INC.
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
CHASE SECURITIES INC.
TORONTO DOMINION SECURITIES (USA) INC.
For themselves and as Representatives
for each of the several Underwriters
named in Schedule 1 hereto,

         By LEHMAN BROTHERS INC.

         By
            -------------------------------------
                 Authorized Representative

                                   SCHEDULE 1


                                                                              Number of
Underwriters                                                                    Units
- ------------                                                                 ----------
    Lehman Brothers Inc. . . . . . . . . . . . . . . . . . . . . .
    Donaldson, Lufkin & Jenrette
      Securities Corporation
    Chase Securities Inc.
    Toronto Dominion Securities (USA) Inc.


                                                                             __________

         Total . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                             ==========